UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2007

LCC International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-21213	54-1807038
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7900 Westpark Drive, Suite A-315, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-873-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On December 18, 2007, LCC International, Inc. (the "Company") filed an Amendment to Current Report on Form 8-K ("Amendment No. 1") to that certain Current Report on Form 8-K filed on May 8, 2007 (the "8-K") to report that the client-auditor relationship between the Company and its principal auditor, KPMG LLP ("KPMG"), ceased on December 12, 2007, the date on which KPMG completed the audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2006 and the audit of management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006, and issued its reports thereon. The Company provided KPMG with a copy of Amendment No. 1 and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether KPMG agreed with the statements contained therein (the "SEC Letter"). The Company is filing this subsequent amendment to the 8-K (Amendment No. 2) to attach the SEC Letter.

A copy of the SEC Letter, dated December 19, 2007, is attached to this Amendment No. 2 as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. 16.1: Letter from KPMG LLP to the Securities and Exchange Commission, dated December 19, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.

December 20, 2007	By:	/s/ Peter A. Deliso

Name: Peter A. Deliso
Title: Senior Vice President, New Ventures, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated December 19, 2007